UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 22, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619)301-4200

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On June 22, 2021, the Company issued a press release entitled “TPT Global Tech Subsidiary Signs Merger Agreement with Education System Management Which Merged Company Will Specialize in Behavioral Health and Telemedicine.” A copy of the press release is attached hereto as Exhibit 99.1.

On June 28, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Announces India Expansion Plans.” A copy of the press release is attached hereto as Exhibit 99.2.

On June 29, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Welcomes Mr. Harnish Gajjar as Chief Strategy Officer and Country Director (India).” A copy of the press release is attached hereto as Exhibit 99.3.

On July 15, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Appoints Financial Advisors and Investment Bankers To Set Up Industrial Smart City In India.” A copy of the press release is attached hereto as Exhibit 99.4.

On July 28, 2021, the Company issued a press release entitled “With Covid Delta Variant Rising Globally, TPT Global Tech’s [OTCQB:TPTW] Subsidiary TPT MedTech Announces Caribbean Testing Expansion into Grenada.” A copy of the press release is attached hereto as Exhibit 99.5.

On August 9, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Agrees To Form An Exclusive Joint Venture With UM Group of India To Design, Develop and Operate a Multi-Billion Dollar Industrial “Smart City” in Uttar Pradesh.” A copy of the press release is attached hereto as Exhibit 99.6.

On August 11, 2021, the Company issued a press release entitled “Clarification on Press Release August 10 2021 “TPT Global Tech, Inc. Signs An Exclusive Joint Venture Formation Agreement With UM Power Limited (UM Group) Of India To Design, Develop and Operate a Multi-Billion Dollar Private Industrial Park in The State.” A copy of the press release is attached hereto as Exhibit 99.7.

On August 25, 2021, the Company issued a press release entitled “TPT Global Tech Signs Strategic Technology Partnership Agreement with Skybridge West Africa, A $5B Green Housing and Educational Learning Project in Ghana West Africa.” A copy of the press release is attached hereto as Exhibit 99.8.

On August 25, 2021, the Company issued a press release entitled “Clarification on Pres Release August 25 TPT Global Tech Signs Strategic Technology Partnership Agreement with Skybridge West Africa, A $5B Green Housing and Educational Learning Project in West Africa.” A copy of the press release is attached hereto as Exhibit 99.9.

2

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated June 22, 2021
99.2	Press Release, dated June 28, 2021
99.3	Press Release, dated June 29, 2021
99.4	Press Release, dated July 15, 2021
99.5	Press Release, dated July 28, 2021
99.6	Press Release, dated August 9, 2021
99.7	Press Release, dated August 11, 2021
99.8	Press Release, dated August 25, 2021
99.9	Press Release, dated August 25, 2021

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: August 26, 2021

4